Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarter Report of Cardtronics, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, J. Chris Brewster, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Chris Brewster

J. Chris Brewster
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 14, 2007